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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 31, 1996
                                                         ----------------



                             CITI-BANCSHARES, INC.
                             ---------------------
                           (Exact name of registrant
                          as specified in its charter)







     Florida                      0-18507                 59-2298309
-------------------------------------------------------------------------------
    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of             File Number)          Identification No.)
    incorporation)




     1211 North Boulevard West, Leesburg, FL                        34748
 ------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)






      Registrant's telephone number, including area code:  (352) 787-5111
                                                          ----------------



                                     N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

     On October 31, 1996, Citi-Bancshares, Inc. ("Citi-Bancshares") entered into a definitive merger agreement providing for the merger of Citi-Bancshares with and into Huntington Bancshares Incorporated. Copies of the Agreement and Plan of Merger and two press releases announcing execution of the merger agreement and certain terms are attached hereto as Exhibit 2.1, 99.1 and 99.2, respectively, and by this reference made a part hereof.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  None

     (B) PRO FORMA FINANCIAL INFORMATION.  None

     (C) EXHIBITS.

      2.1. Agreement and Plan of Merger by and among Citi-Bancshares, Inc., Huntington Bancshares Incorporated and Huntington Bancshares Florida, Inc. dated October 31, 1996 (without exhibits)(1).

      99.1 Press Release dated October 31, 1996.

      99.2 Press Release dated November 1, 1996














--------------------------
(1) Citi-Bancshares will supplementally furnish a copy of any omitted exhibit to the Securities and Exchange Commission upon request.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CITI-BANCSHARES, INC.



                                              By: /s/ T. MICHAEL KILLINGSWORTH
                                                 ------------------------------
                                                  T. Michael Killingsworth
                                                  Chief Financial Officer


Dated: November 7, 1996



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                                 EXHIBIT INDEX



                                                                           PAGE
                                                                           ----
2.1.       Agreement and Plan of Merger by and among Citi-Bancshares,
           Inc., Huntington Bancshares Incorporated and Huntington
           Bancshares Florida, Inc. dated October 31, 1996
           (without exhibits)........................................

99.1       Press Release dated October 31, 1996......................

99.2       Press Release dated November 1, 1996......................





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